Segment Information (Tables)	6 Months Ended
Jun. 30, 2017
Segment Information [Abstract]
Revenue by Geographic Region

	Three Month Period ended June 30, 2017 (unaudited)	Three Month Period ended June 30, 2016 (unaudited)	Six Month Period ended June 30, 2017 (unaudited)	Six Month Period ended June 30, 2016 (unaudited)
Asia	$34,722	$46,750	$72,754	$98,740
Europe	10,536	9,862	22,502	19,118
United States	13,200	17,883	27,684	37,056

Total	$58,458	$74,495	$122,940	$154,914